UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 21, 2013

AS SEEN ON TV, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53539	80-0149096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14044 Icot Boulevard
Clearwater, Florida 33760

(Address of principal executive offices) (Zip Code)

(727) 288-2738
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement.

Assignment and Assumption Agreement

On May 21, 2013, TVGoods, Inc. (“TVG”), a wholly owned subsidiary of As Seen On TV, Inc. (the “Company”), entered into an Assignment and Assumption Agreement (the “Assignment”) with the Company under which it transferred and assigned to the Company all of its rights, obligations, interests and liabilities under the License Agreement dated February 8, 2012 (the “License Agreement”) between TVG and Kevin Harrington, the chairman of the Company’s board of directors.

Second Amendment to License Agreement

Also on May 21, 2013, the Company and Mr. Harrington entered into the Second Amendment (the “License Amendment”) to the License Agreement, pursuant to which (1) the First Amendment to the License Agreement dated March 8, 2013 was deleted in its entirety, (2) Mr. Harrington retained, as owner, and the Company acquired, as licensee, exclusive rights to Mr. Harrington’s name, likeness and other intellectual property rights and (3) Mr. Harrington’s obligation to pay the Company 50% of certain speaking fees was deleted.

Second Amendment to Services Agreement

Also on May 21, 2013, the Company and Mr. Harrington entered into the Second Amendment (the “Services Amendment”) to the Services Agreement dated October 28, 2011 (the “Services Agreement”) between the Company and Mr. Harrington, pursuant to which (1) Sections 2 and 6 of the First Amendment to the Services Agreement dated March 8, 2013 were deleted in their entirety and (2) Section 2 of the Services Agreement was amended to define Mr. Harrington’s general duties and to clarify his rights and obligations with respect to speaking engagements, corporate opportunities and product endorsements.

The foregoing descriptions of the Assignment, the License Amendment and the Services Amendment do not purport to be complete and are qualified in their entirety by reference to the Assignment, the License Amendment and the Services Amendment, copies of which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 5.02 by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.2	Assignment and Assumption Agreement, dated May 21, 2013, between TVGoods, Inc. and As Seen On TV, Inc.
10.3	Second Amendment to License Agreement, dated May 21, 2013, between As Seen On TV, Inc. and Kevin Harrington.
10.4	Second Amendment to Services Agreement, dated May 21, 2013, between As Seen On TV, Inc. and Kevin Harrington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

As Seen On TV, Inc.

By:	/s/ Ronald C. Pruett, Jr.
Ronald C. Pruett, Jr.
Chief Executive Officer

Date: May 24, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.2	Assignment and Assumption Agreement, dated May 21, 2013, between TVGoods, Inc. and As Seen On TV, Inc.
10.3	Second Amendment to License Agreement, dated May 21, 2013, between As Seen On TV, Inc. and Kevin Harrington.
10.4	Second Amendment to Services Agreement, dated May 21, 2013, between As Seen On TV, Inc. and Kevin Harrington.

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